Earnings per share	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Text Block [Abstract]
Earnings per share
10. Earnings per share
Basic and diluted earnings per share were calculated as the ratio of profit attributable to the shareholders of the Parent Company by the weighted average number of outstanding shares (basic and diluted) of the Company.
In accordance with IAS 33 — Earnings per share, for the calculation of both basic earnings per share and diluted earnings per share, the number of ordinary and potential ordinary shares outstanding for the six months ended June 30, 2021 reflects the Share Split performed as part of the Business Combination, which was completed on December 21, 2021. For additional information related to the Business Combination please refer to Note 1 — General information.
The following table summarizes the amounts used to calculate basic and diluted earnings per share:

	For the six months ended June 30,
(€ thousands)	2022	2021
Profit attributable to shareholders of the Parent Company	14,038	28,157
Basic weighted average number of shares outstanding	237,314,960	201,580,550
Diluted weighted average number of shares outstanding	238,930,441	202,515,100
Basic earnings per share in €	0.06	0.14
Diluted earnings per share in €	0.06	0.14
The diluted weighted average number of shares outstanding was increased to take into consideration the theoretical effect of the potential common shares relating to equity awards granted by the Group.
Earnings per share
Basic and diluted earnings per share were calculated as the ratio of net profit or (loss) attributable to the shareholders of the Company by the weighted average number of outstanding shares (basic and diluted) of the Company.
In accordance with IAS 33 - Earnings per share, for the calculation of both basic earnings per share and diluted earnings per share the number of ordinary and potential ordinary shares outstanding for all periods reflects the Share Split performed as part of the Business Combination. For additional information related to the Business Combination please refer to Note 1 - General information.
The following table summarizes the amounts used to calculate basic and diluted earnings per share:

(Euro thousands)	For the years ended December 31,
	2021	2020	2019
(Loss)/Profit for the year attributable to shareholders of the Parent Company	(136,001)	(50,577)	21,749
Weighted average number of shares for basic earnings per share	203,499,933	201,489,100	201,561,100
Weighted average number of shares for diluted earnings per share	203,499,933	201,489,100	201,561,100
Basic earnings per share in Euro	(0.67)	(0.25)	0.11
Diluted earnings per share in Euro	(0.67)	(0.25)	0.11
For the year ended December 31, 2021, as a result of the loss for the year, in accordance with IAS 33, the theoretical effect that would arise if all the outstanding stock options and warrants were exercised (represented by 1,417,947 weighted average potentially diluted shares) were not taken into consideration in the calculation of diluted loss per share as this would have had an anti-dilutive effect. For the years ended December 31, 2020 and 2019, diluted earnings per share is equal to basic earnings per share as there were no potentially dilutive instruments.